Exhibit 10.13

                       ASSIGNMENT AND ASSUMPTION OF LEASE

                  THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made and entered into effective as of May 8, 2000 (the "Effective Date") by and among LORETTA M. CIMEO, GEORGE C. MORELLI, JOSEPH P. MORELLI, ESTHER E. MORELLI, CHARLES P. MORELLI, THOMAS W. MORELLI AND JOHN J. MORELLI (collectively, "Landlord"), PROMUS HOTELS, INC., a Delaware corporation ("Assignor"), and APPLE SUITES, INC., a Virginia corporation, as trustee for Apple Suites Pennsylvania Business Trust ("Assignee"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the documents assigned and assumed hereby.

                                   WITNESSETH:

                  WHEREAS, Landlord, as the landlord, and Assignor, as the tenant, entered into certain Ground Lease dated July 1, 1996, as amended by Amendment To Ground Lease between Landlord and Assignor dated July 1, 1996 and by Second Amendment To Ground Lease And Amendment To Short Form Lease between Landlord and Assignor dated March 6, 2000 (as so amended, the "Ground Lease"), and a Short Form Lease was recorded on November 15, 1996 as Instrument No.:
68773 with the Chester County, Pennsylvania, Office of the Recorder of Deeds, relating to the lease of certain real property located in Malvern, East Whiteland, Pennsylvania, as more particularly described in Exhibit A attached hereto and made a part hereof (the "Leased Premises"); and

                  WHEREAS, Assignor and Assignee desire that Assignor assign the Ground Lease to Assignee and that Assignee assume the obligations of the tenant thereunder, and Assignor and Assignee desire that Landlord evidence its consent to same and its release of Assignor from any and all obligations arising under the Ground Lease as tenant thereunder from and after the Effective Date; and

                  WHEREAS, Landlord, Assignor and Assignee desire to execute this Assignment to evidence such assignment, assumption, consent and release;

                  NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS:

                  THAT, for and in consideration of the premises and the sum of Ten Dollars ($10.00) and other good and valuable consideration cash in hand paid, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor by these presents does hereby SELL, TRANSFER and ASSIGN unto Assignee all of the right, title and interest of Assignor in, to and under the Ground Lease, subject to all matters set forth or described in Exhibit B attached hereto and made a part hereof.

                  TO HAVE AND TO HOLD such interest of Assignor in, to and under the Ground Lease, together with all and singular the rights and appurtenances pertaining thereto, unto Assignee and Assignee's successors and assigns forever; and, subject to the matters herein set forth, Assignor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND such interest unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

                  Assignee hereby assumes all of the obligations of the tenant under the Ground Lease arising on and after the Effective Date and agrees to be bound by and to perform all of the terms, conditions and covenants by which the tenant is bound thereunder. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against all of the obligations of the tenant under the Ground Lease arising prior to the Effective Date.

                  Landlord hereby consents to the assignment of the Ground Lease from Assignor to Assignee, and Assignee's assumption of the obligations of the tenant thereunder on and after the Effective Date. In connection with such consent, Landlord hereby releases and discharges Assignor from each and every obligation and liability accruing under the Ground Lease on and after the Effective Date, provided, however, that Assignor shall remain fully liable for each and every obligation and liability accruing under the Ground Lease prior to the Effective Date.

                  Each of Landlord, Assignor and Assignee hereby confirms that it intends for this Assignment to be a complete assignment to Assignee of all of Assignor's rights, titles and interests in, to and under the Ground Lease, and all of Assignor's obligations thereunder, and is not a sublease of the Leased Premises.

                  ASSIGNEE HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH HEREIN AND IN THAT CERTAIN AGREEMENT OF SALE DATED NOVEMBER 22, 1999 BETWEEN, AMONG OTHERS, ASSIGNOR AND APPLE SUITES, INC., AS THE SAME HAS BEEN AMENDED, ASSIGNOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE.

                  For purposes of providing notices to the tenant under the Ground Lease pursuant to same, the address of Assignee is:

                           c/o Cornerstone Realty Income Trust, Inc.
                           306 East Main Street
                           Richmond, Virginia 23219
                           Attention:   Mr. Glade M. Knight
                           Telephone:   804/643-1761
                           Facsimile:   804/782-9302

                                    with a copy to:

                           Jenkens & Gilchrist
                           1445 Ross Avenue, Suite 3200
                           Dallas, Texas 75202-2799
                           Attention:   Thomas E. Davis, Esq.
                           Telephone:   214/855-4500
                           Facsimile:   214/855-4300

                  This Assignment shall be binding upon and shall inure to the benefit of Landlord, Assignor and Assignee and their respective successors and assigns.

                  This Assignment may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

                  Thomas W. Morelli is executing this Assignment as attorney-in-fact for Loretta M. Cimeo, George C. Morelli, Joseph P. Morelli, Esther E. Morelli, Charles P. Morelli, and John J. Morelli pursuant to the provisions of "Section 23. Power of Attorney" of the Ground Lease.

                  EXECUTED as of the Effective Date.



                            [Signature Pages Follow]

                             Assignor Signature Page
                                       to
         Assignment and Assumption of Lease made and entered into effective as of May 8, 2000 by and among Loretta M. Cimeo, George C. Morelli, Joseph
         P. Morelli, Esther E. Morelli, Charles P. Morelli, Thomas W. Morelli and John J. Morelli, Promus Hotels, Inc., a Delaware corporation, and Apple Suites, Inc., a Virginia corporation, as trustee for Apple Suites Pennsylvania Business Trust


                                          ASSIGNOR:

                                          PROMUS HOTELS, INC.


                                          By /s/ Stevan D. Porter
                                             -----------------------------------
                                             Stevan D. Porter
                                             Executive Vice President

                             Assignee Signature Page
                                       to
         Assignment and Assumption of Lease made and entered into effective as of May 8, 2000 by and among Loretta M. Cimeo, George C. Morelli, Joseph
         P. Morelli, Esther E. Morelli, Charles P. Morelli, Thomas W. Morelli and John J. Morelli, Promus Hotels, Inc., a Delaware corporation, and Apple Suites, Inc., a Virginia corporation, as trustee for Apple Suites Pennsylvania Business Trust


                                        ASSIGNEE:

                                        APPLE SUITES, INC., as trustee for Apple
                                        Suites Pennsylvania Business Trust


                                        By /S/ Glade M. Knight
                                           -------------------------------------
                                           Name:  Glade M. Knight
                                           Title: Chairman of the Board and
                                                  President

                             Landlord Signature Page
                                       to
         Assignment and Assumption of Lease made and entered into effective as of May 8, 2000 by and among Loretta M. Cimeo, George C. Morelli, Joseph
         P. Morelli, Esther E. Morelli, Charles P. Morelli, Thomas W. Morelli and John J. Morelli, Promus Hotels, Inc., a Delaware corporation, and Apple Suites, Inc., a Virginia corporation, as trustee for Apple Suites Pennsylvania Business Trust


                                             LANDLORD:


                                             /s/  Thomas W. Morelli
                                             -----------------------------------
                                             THOMAS W. MORELLI, Attorney-in-Fact

STATE OF CALIFORNIA                     )
                                        )  ss.:
COUNTY OF LOS ANGELES                   )


                  On this 4th day of May, 2000, before me, the undersigned officer, personally appeared Stevan D. Porter, Executive Vice President of PROMUS HOTELS, INC., who acknowledged himself to be the Executive Vice President of said corporation and that he, as such officer, being authorized to do so on behalf of the corporation, executed the foregoing instrument, for the purposes therein contained, by signing the name of the corporation, as Executive Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/  David Marote
                                        ----------------------------------------
                                        Notary Public

My commission expires:

       8/8/2002
---------------------

STATE OF VIRGINIA                       )
                                        )  ss.:
CITY OF RICHMOND                        )


                  On this 2nd day of May, 2000, before me, the undersigned officer, personally appeared Glade M. Knight, President and Chairman of APPLE SUITES, INC., who acknowledged himself to be the President and Chairman of said corporation and that he, as such officer, being authorized to do so on behalf of the corporation, executed the foregoing instrument as trustee for Apple Suites Pennsylvania Business Trust, for the purposes therein contained, by signing the name of the corporation, as President and Chairman.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         /s/ Jacquelyn B. Owens
                                         ---------------------------------------
                                         Notary Public

My commission expires:

       6/30/03
---------------------

STATE OF PENNSYLVANIA          )
                               )  ss.:
COUNTY OF CHESTER              )


                  On this 3rd day of May, 2000, before me, the undersigned officer, personally appeared Thomas W. Morelli, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/  Lynda Ellison
                                       -----------------------------------------
                                       Notary Public

My commission expires:

    June 17, 2002
---------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

ALL THAT CERTAIN parcel of land SITUATE in East Whiteland Township, Chester County, Pennsylvania, being bounded and described according to a Survey and Plan thereof entitled ALTA/ACSM Land Title Survey for Promus Hotel Corporation, dated August 12, 1996 by Chester Valley Engineers, Inc., Paoli, Pennsylvania, and being more fully described as follows:

BEGINNING at a point on the southerly legal Right of Way Line of Swedesford Road
- S. R. 1002, 94 feet wide, a corner in common of these and lands now or late of the Pennsylvania State University; THENCE from the point of beginning, leaving said right of way line, along said lands, South 28 degrees 04 minutes 35 seconds East 566.35 feet to a point on line of other lands now or late of the Pennsylvania State University; THENCE along said lands, along the northerly Legal Right of Way Line for Limited Access of U.S. Route 202 - S. R. 0202, variable width, South 59 degrees 09 minutes 34 seconds West 168.05 feet; THENCE continuing along said right of way line, North 88 degrees 24 minutes 32 seconds West 186.61 feet to a corner of lands now or late of Loretta M. Cimeo, et al:
THENCE leaving said right of way line, along said lands, North 28 degrees 04 minutes 35 seconds West 457.22 feet to a point on the southerly Legal Right of Way Line of Swedesford Road - S.R. 1002, aforesaid; THENCE along said right of way line, along a curve to the right having a radius of 13.468.61 feet, an arc length of 330.94 feet, and a chord bearing North 57 degrees 36 minutes 55 seconds East 330.94 feet to the point of beginning.

                                    EXHIBIT B

1.   Taxes and assessments for the year 2000 and subsequent years.

2. Right of Way Easement by and between Promus Hotels, Inc., a Delaware corporation, and the Pennsylvania State University, dated July 2, 1996 and recorded November 15, 1996 in Record Book 4107, Page 2244.

3. Terms and conditions of Ground Lease between Thomas W. Morelli, Loretta M. Cimeo, George C. Morelli, Joseph P. Morelli, Esther E. Morelli, Charles P. Morelli, and John J. Morelli ("Landlord") and Promus Hotels, Inc. ("Tenant"), as amended by Amendment To Ground Lease between Landlord and Tenant dated July 1, 1996 and by Second Amendment To Ground Lease And Amendment To Short Form Lease between Landlord and Tenant dated March 6, 2000 (the "Second Amendment"), a Memorandum of which was dated July 1, 1996 and recorded November 15, 1996 in Book 4107, Page 2237, as amended by the Second Amendment which has been or is to be recorded.

4. Building Entrance Facility Grant by Thomas W. Morelli, Loretta M. Cimeo, et al. and Promus Hotels, Inc. for the benefit of Bell Atlantic-Pennsylvania, Inc. dated December 11, 1996 and recorded in Book 4171, Page 2027.